GUARANTEE

FOR CONSIDERATION, receipt of which is hereby acknowledged, the undersigned and each of them (if more than one) hereby jointly and severally guarantee(s) payment to Charles Lesser (hereinafter called the “Creditor”) of all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by Mynk Corporation (hereinafter called the “Debtor”) to the Creditor or remaining unpaid by the Debtor to the Creditor, whether incurred by or arising from any agreement or dealings between the Creditor and the Debtor or by or from any agreement or dealings with any third party by which the Creditor may be or become in any manner whatsoever a creditor of the Debtor or however otherwise incurred or arising anywhere within or outside the country where this guarantee is executed and whether the Debtor be bound alone or with another or others and whether as principal or surety (such debts and liabilities being hereinafter called the “Liabilities”); (the liability of the undersigned hereunder being limited to the sum of $260,000, with interest from the date of advance at 9% per annum.

AND THE UNDERSIGNED AND EACH OF THEM (IF MORE THAN ONE) HEREBY JOINTLY AND SEVERALLY COVENANT(S) AND AGREE(S) WITH THE CREDITOR AS FOLLOWS:

1.           The Creditor may grant time, renewals, extensions, indulgences, releases and discharges to, take securities (which word as used herein includes other guarantees) from and give the same and any or all existing securities up to, abstain from taking securities from or from perfecting securities of, cease or refrain from giving credit or making loans or advances to, accept compositions from and otherwise deal with, the Debtor and others (including the undersigned if more than one) and with all securities as the Creditor may in its absolute discretion see fit (including the release of one or more of the undersigned or other sureties), and may apply all moneys at any time received from the Debtor or others or from securities upon such part or parts of the Liabilities as the Creditor in its absolute discretion sees fit, and change any such application in whole or in part from time to time as the Creditor may see fit, the whole without in any way limiting or lessening the liability of the undersigned under this guarantee, and no loss of or in respect of any securities received by the Creditor from the Debtor or others, whether occasioned by the fault of the Creditor or otherwise, shall in any way limit or lessen the liability of the undersigned under this guarantee.

2.           This guarantee shall be a continuing guarantee and shall cover all the Liabilities, and it shall apply to and secure any ultimate balance due or remaining unpaid to the Creditor.

3.           The Creditor shall not be bound to exhaust its recourse against the Debtor or others or any securities it may at any time hold before being entitled to payment from the undersigned of the Liabilities.  The undersigned renounce(s) all benefits of discussion and division.

4.           The undersigned or any of them may, by notice in writing delivered to the Manager of the branch, agency or office of the Creditor receiving this instrument, determine their or his liability under this guarantee in respect of Liabilities incurred or arising after receipt of such notice but not in respect of any Liabilities theretofore incurred or arising even though not then matured, provided, however, that notwithstanding receipt of any such notice the Creditor may fulfill any requirements of the Debtor based on agreements express or implied made prior to the receipt of such notice and any resulting Liabilities shall be covered by this guarantee.

5.           In the event of the determination of this guarantee as to one or more of the undersigned it shall remain a continuing guarantee as to the other or others of the undersigned.

6.           All indebtedness and liability, present and future, of the Debtor to the undersigned or any of them are hereby assigned to the Creditor and postponed to the Liabilities, and all moneys received by the undersigned or any of them in respect thereof shall be received in trust for the Creditor and forthwith upon receipt shall be paid over to the Creditor, the whole without in any way limiting or lessening the liability of the undersigned under the foregoing guarantee; and this assignment and postponement is independent of the said guarantee and shall remain in full effect notwithstanding that the liability of the undersigned or any of them under the said guarantee may be extinct.

7.           This guarantee shall not be affected by:

(a)	the death or loss or diminution of capacity of the undersigned or any of them;

(b)	any change in the name of the Debtor or in the membership of the Debtor’s firm through the death or retirement of one or more partners or the introduction of one or more other partners or otherwise;

(c)	the acquisition of the Debtor’s business by a corporation;

(d)	any change whatsoever in the objects, capital structure or constitution of the Debtor;

(e)	the Debtor's business being amalgamated with a corporation; or

(f)
any defect in, omission from, failure to file or register or defective filing or registration of any instrument under which the Creditor has taken any security or collateral for payment of any of the Liabilities or performance or observance of any obligation of the Debtor, the undersigned (whether under this guarantee or otherwise) or of any other person who is or may become liable in respect of the Liability;

but shall, notwithstanding the happening of any such event continue to apply to all the Liabilities whether theretofore or thereafter incurred or arising.  (In this instrument the word “Debtor” shall include every such firm and corporation described in paragraphs (c), (d) and (e) above).

8.           This guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or times of any sum or sums of money for the time being due or remaining unpaid to the Creditor, and all dividends, compositions, proceeds of security valued and payments received by the Creditor from the Debtor or from others or from estates shall be regarded for all purposes as payments in gross without any right on the part of the undersigned to claim in reduction of the liability under this guarantee the benefit of any such dividends, compositions, proceeds or payments or any securities held by the Creditor or proceeds thereof, and the undersigned shall have no right to be subrogated in any rights of the Creditor until the Creditor shall have received payment in full of the Liabilities.

9.           All moneys, advances, renewals and credits in fact borrowed or obtained from the Creditor shall be deemed to form part of the Liabilities, notwithstanding any lack or limitation of status or of power, incapacity or disability of the Debtor or of the directors, partners or agents thereof, or that the Debtor may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such moneys, advances, renewals or credits, the whole whether known to the Creditor or not; and any sum which may not be recoverable from the undersigned as guarantor shall be recoverable from the undersigned and each of them as sole or principal debtor in respect thereof and shall be paid to the Creditor on demand with interest as aforesaid.

10.           This guarantee is in addition to and not in substitution for any other guarantee, by whomsoever given, at any time held by the Creditor, and any present or future obligation to the Creditor incurred or arising otherwise than under a guarantee of the undersigned or any of them or of any other obligant, whether bound with or apart from the Debtor, excepting any guarantee surrendered for cancellation on delivery of this instrument.

11.           The undersigned and each of them shall be bound by any account settled between the Creditor and the Debtor, and if no such account has been so settled immediately before demand of payment under this guarantee any account stated by the Creditor shall be accepted by the undersigned and each of them as conclusive evidence of the amount which at the date of the account so stated is due by the Debtor to the Creditor or remains unpaid by the Debtor to the Creditor.

12.           This guarantee shall be operative and binding upon every signatory or signatories (whether or not one or more proposed signatory or signatories has not executed it), and possession of this instrument by the Creditor shall be conclusive evidence against the undersigned and each of them that this instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any conditions precedent or subsequent had been complied with, unless at the time of receipt of this instrument by the Creditor each signatory thereof obtains from the manager of the branch or agency of the Creditor receiving this instrument a letter setting out the terms and conditions under which this instrument was delivered and the conditions, if any, to be observed before it becomes effective.

13.           No suit based on this guarantee shall be instituted until demand for payment has been made, and demand for payment shall be deemed to have been effectually made upon the undersigned (and each of them if more than one) if and when an envelope containing such demand, addressed to the undersigned at the address last known to the Creditor, is posted, postage prepaid, in the post office or is delivered to the undersigned, and, in the event of the death of the undersigned, demand of payment addressed to any of the undersigned's heirs, executors, administrators or legal representatives at the address of the addressee last known to the Creditor and posted or delivered as aforesaid shall be deemed to have been effectually made upon all of them.  All payments hereunder shall be made to the Creditor at the branch, agency or office of the Creditor where the Debtor’s account is maintained.

14.           This guarantee covers all agreements between the parties hereto concerning this guarantee, and none of the parties shall be bound by any representation or promise made by any person relative thereto which is not expressly embodied herein.

15.           This guarantee shall be governed by and construed in accordance with the laws of the State of California and for the purpose of legal proceedings this guarantee shall be deemed to have been made in such State and to be performed there and the Courts of such State shall have jurisdiction over all disputes which may arise under this guarantee, provided always that nothing herein contained shall prevent the Creditor from proceeding at its election in the Courts of any other jurisdiction and the undersigned hereby irrevocably submits to each such jurisdiction, acknowledges the competence of each and the convenience and propriety of the venue thereof and agrees to be bound by any judgment thereof and not to seek, and hereby waives, any review of the merits of such a judgment by the Courts of any other jurisdiction and also hereby waives any and all objections which it may have to each such jurisdiction.

16.           So long as any of the Liabilities remain unpaid or outstanding the undersigned assumes all responsibility for being and keeping himself informed of the financial condition of the Debtor and of all circumstances bearing upon the nature, scope and extent of the risk which the undersigned assumes and incurs under this guarantee.

17.           The undersigned, if a corporation, acknowledges that there are reasonable grounds for believing that, or the directors of the undersigned are of the opinion that, the giving of the financial assistance provided by this guarantee is in the best interests of the undersigned.

18.           This guarantee shall extend to and enure to the benefit of the Creditor and its successors and assigns, and shall extend to and be binding upon the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned or each of them or any of them, as the case may be.

19.           The undersigned hereby waive(s) all rights to receive from the Creditor a copy of any financing statement or amendment to financing statement filed at any time in respect of this guarantee.

GIVEN UNDER SEAL at Los Angeles, California, this 15th day of February, 2010.

PANGLOBAL BRANDS, INC.

Per:           /s/ Charles Lesser
Authorized Signatory